UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 28, 2013

HOME PROPERTIES, INC.
(Exact name of Registrant as specified in its Charter)

MARYLAND	1-13136	16-1455126
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

850 Clinton Square, Rochester, New York 14604
 (Address of principal executive offices and internet site)

(585) 546-4900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

As previously disclosed, Home Properties, Inc. (the “Company”) has had an ongoing at-the-market offering of its common stock.  Under the requirements of the Securities and Exchange Commission (the “Commission”), companies are required to file new registration statements for ongoing offerings every three years.  On February 28, 2013, the Company filed a new shelf registration statement on Form S-3 No. 333-186939 (the “Registration Statement”) covering its common stock, preferred stock and debt which may be offered from time to time, and a prospectus supplement covering the sale of the unsold shares of common stock, par value $0.01 per share (the “Common Stock”) from its previously registered 4,400,000 at-the-market offering of Common Stock.  The prospectus supplement under the new Registration Statement covers the remaining 2,429,176 shares previously approved.

In connection with the new Registration Statement, the Company entered into a replacement ATM Equity OfferingSM Sales Agreement (the “Sales Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Jefferies & Company, Inc., J.P. Morgan Securities LLC, and RBS Securities Inc. (each a “Sales Agent”, and together the “Sales Agents”), pursuant to which the Company may sell up to 2,429,176 shares of its common stock from time to time.  The Sales Agreement is a continuation of the Company’s current at-the-market (ATM) equity offering program, which was previously conducted pursuant to a comparable sales agreement, dated as of May 14, 2012, between the Company and the Sales Agents which covered 4,400,000 shares of Common Stock.  The Company sold 1,970,824 shares of Common Stock under the 2012 sales agreement.

In accordance with the terms of the Sales Agreement, the Company may offer and sell up to 2,429,176 shares of Common Stock from time to time through one of the Sales Agents, acting as the Company’s sales agent.  Sales of Common Stock, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange, or otherwise at market prices prevailing at the time of sale or negotiated transactions or as otherwise agreed with either Sales Agent.  Each Sales Agent is entitled to compensation not to exceed 2% of the gross sales price per share for any shares of Common Stock sold by that Sales Agent as the Company’s sales agent.  Subject to the terms and conditions of the Sales Agreement, each Sales Agent will use its commercially reasonable efforts to sell on the Company’s behalf any shares of Common Stock to be offered by the Company under the Sales Agreement.  The offering of Common Stock pursuant to the Sales Agreement will terminate upon the earlier of (a) the sale of all the shares of Common Stock subject to the Sales Agreement, and (b) the termination of the Sales Agreement by the Sales Agents or the Company.

Under the terms of the Sales Agreement, the Company also may sell shares of Common Stock to any of the Sales Agents as principal for its own account, at a price per share to be agreed upon at the time of sale.  If the Company sells shares to a Sales Agent acting as principal, it will enter into a separate terms agreement with that Sales Agent setting forth the terms of such transaction, and the Company will describe the agreement in a separate prospectus supplement or pricing supplement.  If a Sales Agent engages in special selling efforts, as that term is used in Regulation M under the Securities Exchange Act of 1934, as amended, the Sales Agent will receive from the Company a commission to be agreed upon at the time of sale.

The offering of Common Stock through this program will be made pursuant to (a) the Registration Statement, (b) the Prospectus, dated February 28, 2013, filed as a portion of the Registration Statement, and (c) a prospectus supplement dated February 28, 2013, filed by the Company with the Commission.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Common Stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Company is filing as Exhibit 1.3 the Sales Agreement.  The description of the Sales Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the Sales Agreement filed herewith as an exhibit.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

1.3
ATM Equity OfferingSM Sales Agreement, dated February 28, 2013, between Home Properties, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Jefferies & Company, Inc., J.P. Morgan Securities LLC, and RBS Securities Inc., as Exhibit 1.3 of the Registration Statement on Form S-3, No. 333-186939.

5.2	Opinion of Nixon Peabody LLP, as counsel to Home Properties, Inc., dated February 28, 2013, as Exhibit 5.2 of the Registration Statement on Form S-3, No. 333-186939.

23.1           Consent of Nixon Peabody LLP (included in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 28, 2013                                                      HOME PROPERTIES, INC.
          (Registrant)

By:           /s/ David P. Gardner
David P. Gardner
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.3
ATM Equity OfferingSM Sales Agreement, dated February 28, 2013, between Home Properties, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Jefferies & Company, Inc., J.P. Morgan Securities LLC, and RBS Securities Inc., as Exhibit 1.3 of the Registration Statement on Form S-3, No. 333-186939.

5.2	Opinion of Nixon Peabody LLP, as counsel to Home Properties, Inc., dated February 28, 2013, as Exhibit 5.2 of the Registration Statement on Form S-3, No. 333-186939.
23.1	Consent of Nixon Peabody LLP (included in Exhibit 5.2)